                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               Allin Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                    [LOGO]

                               Allin Corporation
                              381 Mansfield Avenue
                                   Suite 400
                      Pittsburgh, Pennsylvania  15220-2751

                    Notice of Annual Meeting of Stockholders
                            To be held May 11, 2000



Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Allin Corporation (the "Company") that will be held on Thursday, May 11, 2000 at 1:00 p.m. EDT, at the Company's headquarters at 381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania 15220, for the following purposes, as set forth in the accompanying proxy statement:

    1.  To elect six directors.

    2. To consider and vote upon a proposal to approve the 2000 Stock Plan of the Company.

    3. To ratify the Board of Director's appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2000.

    4. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.


     The Board of Directors has established the close of business on March 24, 2000, as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement thereof.

     YOU ARE URGED TO REVIEW CAREFULLY THE ACCOMPANYING PROXY STATEMENT AND TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

       Your proxy may be revoked by you at any time before it has been voted. You are cordially invited to attend the annual meeting in person if it is convenient for you to do so.

       By order of the Board of Directors,


       /s/ Dean C. Praskach

       Dean C. Praskach
       Secretary

April 4, 2000

                               Allin Corporation
                                Proxy Statement


General Information

     This proxy statement is provided to the stockholders of Allin Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 11, 2000, at 1:00 p.m., EDT, at the Company's headquarters at 381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania 15220, and any adjournments or postponements thereof. A form of proxy is enclosed for use at the annual meeting. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted for the election of the nominees named herein as directors, for the proposal to approve the 2000 Stock Plan of the Company, for the ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. The persons named as proxies were selected by the Board of Directors and are present members of executive management of the Company.

     The Company's executive offices are located at 381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania 15220-2751, and its telephone number is (412) 928-8800. Proxy materials are first being mailed to stockholders beginning on or about April 10, 2000.

Shares Outstanding, Voting Rights and Vote Required

     Only stockholders of record at the close of business on March 24, 2000 are entitled to vote at the annual meeting. The only voting stock of the Company outstanding and entitled to vote at the annual meeting is its common stock, $.01 par value per share (the "Common Stock"), of which 6,010,973 shares were outstanding as of the close of business on March 24, 2000. Each share of Common Stock issued and outstanding is entitled to one vote on matters properly submitted at the annual meeting. Cumulative voting is not permitted under the Company's Certificate of Incorporation, as amended.

     The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions are counted in tabulating votes cast on proposals presented to stockholders, whereas broker non-votes are not. Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspector appointed for the meeting.

     Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. That is, the nominees receiving the greatest number of votes will be elected. If a quorum is present, abstentions and broker non-votes will have no effect on the voting for the election of directors. Approval of the 2000 Stock Plan and ratification of the appointment of independent public accountants requires the affirmative vote of a majority of the votes cast in person or by proxy. If a quorum is present, non-votes will have no effect on the voting for approval of the 2000 Stock Plan and the ratification of independent public accountants; however, abstentions will have the effect of a negative vote. Stockholders voting by proxy may revoke that proxy at any time before it is voted at the annual meeting by delivering written notice to the Secretary of the Company, by delivering a proxy bearing a later date or by attending the annual meeting in person and casting a ballot. The Board of Directors recommends voting (1) FOR the election of the nominees named herein for director, (2) FOR the proposal to approve the 2000 Stock Plan and (3) FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2000.

                             Election of Directors
                                  (Proposal 1)

     The Board of Directors of the Company currently consists of six members, five of whom are non-employee directors. The Chairman and Chief Executive Officer of the Company is a member of the Board. All directors are elected for a one-year term and hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified. All executive officers serve at the discretion of the Board and are elected by the Board each year.

     The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the 2001 Annual Meeting of Stockholders. All nominees currently serve as directors of the Company. Ages are given as of March 31, 2000.

  Richard W. Talarico, age 44, became Chairman of the Board and Chief Executive Officer of the Company in July 1996. He has also served as a director of Allin Interactive Corporation ("Allin Interactive"), a subsidiary of the Company, since October 1994 and as Chairman of the Board and Chief Executive Officer of Allin Interactive since June 1996. Mr. Talarico has served Allin Interactive in various other capacities, including Vice President of Finance from October 1994 to October 1995, President from October 1995 to June 1996 and Chief Financial Officer, Secretary and Treasurer from October 1994 to June 1996. Mr. Talarico has served as an officer and director of the Company's other subsidiaries since their inception or acquisition by the Company. Since 1991, Mr. Talarico has been a partner in The Hawthorne Group ("THG"), where he has been involved in numerous business ventures and has served in various financial and operating capacities. THG is a private investment and management company which invests through affiliates primarily in media and communications companies.

     Brian K. Blair, age 37, became a director of the Company in July 1996. Mr. Blair also served as Chief Operating Officer and Secretary of the Company from July 1996 until his resignation from these positions in February 1998. Mr. Blair has served as a director of Allin Interactive since October 1994 and as a director of the Company's other subsidiaries since their inception or acquisition by the Company. Mr. Blair also served as Vice President of Administration and Operations of Allin Interactive from October 1994 until June 1996 and as its President from June 1996 until February 1998. Mr. Blair served as a Vice President of certain of the Company's other subsidiaries from their inception or acquisition until February 1998. Since May 1989, Mr. Blair has been President of Blair Haven Entertainment, Inc., doing business as Commercial Downlink, a provider of cable and closed-circuit television services, where he is responsible for the day-to-day activity of such company. Mr. Blair also serves as Secretary and Treasurer of Digital Media Corp., a video production company.

     Anthony L. Bucci, age 51, became a director of the Company in August 1998. Mr. Bucci is Chairman and Chief Executive Officer of MARC Advertising, Pennsylvania's largest full-service marketing communications company. Mr. Bucci has served MARC Advertising in various capacities since 1970, including as President from September 1988 to February 1997, as Chief Executive Officer since March 1992 and as Chairman since February 1997. Mr. Bucci has supervised advertising and marketing for a range of clients, including specialty retailing, financial services, automotive, fashion, fast food, home centers, general merchandise and amusement parks.

     William C. Kavan, age 49, became a director of the Company in July 1996 and has served as a director of Allin Interactive since October 1994. Mr. Kavan has also served as a director of certain of the Company's other subsidiaries since their inception or acquisition by the Company. Since 1980, Mr. Kavan has been president of Berkely-Arm, Inc. ("Berkely"), the largest provider of revenue-generating passenger insurance programs for the cruise industry. Berkely serves 25 cruise line clients, including Carnival, Costa, Cunard, Epirotiki, NCL, P&O, Princess, Radisson and RCCL.

     James S. Kelly, Jr., age 49, became a director of the Company in August 1998. Mr. Kelly founded KCS Computer Services, Inc. ("KCS"), now Allin Consulting of Pennsylvania, Inc., a subsidiary of the Company ("Allin Consulting
- Pennsylvania"), in 1985 and served as its President and Chief Executive Officer prior to its acquisition by the Company in August 1998. Following the acquisition of KCS, the Company appointed Mr. Kelly as a director of the Company. Mr. Kelly was responsible for setting strategic direction for KCS, oversight of all KCS operations and direction of its finance and administration function. Mr. Kelly has been involved in the information technology field for over 25 years.

     Anthony C. Vickers, age 50, became a Director of the Company in November 1999. Mr. Vickers founded IT Services Development ("ITSD") in 1998 and has served as principal of ITSD since its inception. ITSD is a management consulting firm that assists clients with projects ranging from strategic planning to acquisitions and customer satisfaction surveys. Mr. Vickers is a director of PC Tutor Corporation, which provides computer training services to small and medium-sized businesses and is also a member of the advisory board of Greenbrier & Russel, which specializes in E-business enabling. From 1996 to 1998, Mr. Vickers served as Chairman of the Information Technology Services Division of the Information Technology Association of America ("ITAA"), a technology industry association. Mr. Vickers currently serves as a director of ITAA. Mr. Vickers founded Computer People, a public information technology services organization, in 1972 and served as its Chief Executive Officer and President until November 1995 and as a director until March 1998.

     There are no family relationships among the Company's directors and executive officers. All directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors.


                  The Board of Directors Recommends a Vote FOR
                    The Election of the Above Named Nominees


     If you do not wish your shares to be voted for particular nominees, you may so indicate on the proxy. If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes proposed by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the annual meeting. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.


               Meetings and Committees of the Board of Directors

     The business affairs of the Company are managed under the direction of the Board of Directors. During 1999, the Company's Board of Directors held six meetings and took action by unanimous written consent in lieu of meetings six times. In 1999, no incumbent director attended fewer than 75% of the total number of Board meetings and meetings of committees upon which he served during the period for which he served as a director.

     The Board of Directors has established two committees, the Audit Committee and the Compensation Committee. The Board has no standing nominating committee.

     The Audit Committee provides oversight of the financial reporting process and management's responsibility for the integrity, accuracy and objectivity of financial reports and accounting and financial reporting and practices. The Audit Committee has the power to recommend the retention of the independent public accountants for the Company and to consult with such independent accountants concerning the plan of audit, their report of audit and the adequacy of internal controls. The Audit Committee is currently composed of two independent, non-employee directors, James S. Kelly, Jr. (Chairman) and Brian K. Blair. The Audit Committee met independently four times during 1999.

     The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation and benefit policies and practices of the Company. The Compensation Committee is currently composed of two non-employee directors, Anthony L. Bucci and William C. Kavan. The Compensation Committee met independently three times during 1999.


                               Executive Officers

     Information concerning Mr. Talarico, the Company's Chairman and Chief Executive Officer, is included above in the biographic summaries of the nominees for director. Information with regard to the remaining executive officers of the Company who are not also directors follows:

     Timothy P. O'Shea, age 36, became President of the Company in January 1999. Mr. O'Shea has also served as President of two subsidiaries of the Company, Allin Network Products, Inc. ("Allin Network") and Allin Holdings Corporation, and Vice President of the Company's other subsidiaries since January 1999.
Prior to joining the Company, Mr. O'Shea was employed by Actium, a Modis solutions company providing technology consulting services, from 1991 to 1998. Mr. O'Shea served Actium in various capacities, including Team Director from 1991 to 1992, Regional Manager from 1993 to 1996, and Vice President, Regional Development from 1997 to 1998. Mr. O'Shea was involved in all aspects of new regional development including the development of regional best practices and standard regional reporting. Mr. O'Shea was instrumental in developing the technology consulting practices of four regional offices including establishing key business partners, developing comprehensive business plans, developing and mentoring of regional teams, transitioning of previous business practices to the Actium advanced technology business model and promoting sales growth.

     Dean C. Praskach, age 42, has held the positions of Chief Financial Officer of the Company since May 1999, Secretary of the Company since March 1998 and Treasurer of the Company since July 1997. Mr. Praskach is the Company's principal financial and accounting officer. Mr. Praskach has also served the Company as Vice President Finance since July 1997 and Director of Financial Planning from November 1996 to July 1997. Mr. Praskach served both the Company and The Hawthorne Group, a private investment and management company, in a consulting capacity from February 1995 until joining the Company. From September 1989 through July 1994, he was employed at First Westinghouse Capital Corporation in various positions, where he was involved in equity and mezzanine financing of leveraged acquisitions. Mr. Praskach has held the positions of Vice President-Finance and Treasurer of all of the Company's subsidiaries since July 1997 or upon acquisition, if later, and was named Secretary of all of the Company's subsidiaries in March 1998 or upon acquisition, if later.



                             Executive Compensation


Summary Compensation Table

     The following table sets forth information concerning 1997, 1998 and 1999 compensation of the Chief Executive Officer and the other executive officers of the Company (collectively the "Named Executives"). Information with respect to 1997 and 1998 compensation is not given for Mr. O'Shea as he did not join the Company and begin service as an executive officer of the Company until 1999.


                                         Annual Compensation                Long Term Compensation
                                 ------------------------------        --------------------------------
 Name and Principal Position       Year            Salary ($)          Securities Underlying Options (#)
------------------------------   ---------     ----------------        ---------------------------------
Richard W. Talarico                  1999         $175,000                         60,000
   Chief Executive Officer           1998         $164,583                        100,000
                                     1997          150,000                            ---

Timothy P. O'Shea                    1999         $140,385                         60,000
   President

Dean C. Praskach                     1999         $127,500                         28,750
   Chief Financial Officer,          1998         $102,917                         23,500
   Treasurer and Secretary           1997           91,217                          9,500

Employment Agreements

     Richard W. Talarico. During 1998, the Company entered into a new employment agreement with Mr. Talarico, the term of which commenced May 15, 1998 and will continue through May 15, 2001. The annual salary as set forth in the employment agreement is $175,000, subject to annual merit increases. In the event that the Company achieves certain performance criteria, the annual base salary is to be increased to $225,000. The Company has met the performance criteria, but Mr. Talarico has to date declined any change in annual base salary. Mr. Talarico is eligible to receive a discretionary bonus with any annual bonus program in respect of 2000 operations to be established by the Compensation Committee and approved by the Board of Directors. Any bonus awarded shall not exceed one and one-half times Mr. Talarico's annual base salary for 2000.

     The employment agreement contains restrictive covenants prohibiting Mr. Talarico from competing with the Company or soliciting the Company's employees or customers for another business during the term of the agreement and for a period of two years after termination or the end of the employment term.

     The employment agreement provides for option grants to purchase 100,000 shares of the Company's Common Stock upon signing of the agreement and option grants to purchase an additional 100,000 shares of the Company's Common Stock on each of January 1, 1999 and January 1, 2000, if shares are then available under the Company's Stock Plans. In June 1998, Mr. Talarico was granted options to purchase 100,000 shares of the Company's Common Stock in accordance with the terms of the employment agreement. The exercise price of $4.50 per share was based on market price at date of grant. In March 1999 and in January 2000, Mr. Talarico was granted options to purchase 60,000 and 15,000, respectively, shares of the Company's Common Stock. The exercise prices of $3.25 per share for the March 1999 grant and $4.50 per share for the January 2000 grant were based on market prices at the dates of grant. The Company's management determined that awards in excess of 60,000 shares in March 1999 and 15,000 shares in January 2000 would not allow an adequate number of available shares for planned option awards to the Company's senior managers and other employees.

     Options to acquire shares of Common Stock granted to Mr. Talarico pursuant to the agreement under the Company's Stock Plans will vest on the earlier to occur of May 15, 2001 or, if earlier, on the date of termination without cause or a change in control of the Company, defined as a sale of all or substantially all of the Company's assets, a merger in which the Company is not the surviving corporation or when a person or group, other than the stockholders of the Company as of June 1, 1998, owns 50% or more of the outstanding Common Stock. The employment agreement also provides that Mr. Talarico will be entitled to receive following termination of employment by the Company without cause or contemporaneously with or within ninety days prior to the occurrence of a change in control of the Company, semi-monthly severance payments equal to the semi-monthly base salary payment which he was receiving immediately prior to such termination until the later of the first anniversary of the termination or May 15, 2001.

     Timothy P. O'Shea. The Company entered into an employment agreement with Mr. O'Shea, the term of which commenced January 25, 1999 and will continue through December 31, 2001. Mr. O'Shea's current annual salary is $150,000. The employment agreement permits annual adjustments to salary. Mr. O'Shea is also eligible to receive a discretionary bonus for any annual period subject to approval by the Board of Directors.

     The employment agreement contains restrictive covenants prohibiting Mr. O'Shea from competing with the Company during the term of the agreement or soliciting the Company's employees or customers for another business during the term of the agreement and for a period of one year after termination or the end of the employment term.

     The employment agreement provides for option grants to purchase 60,000 shares of the Company's Common Stock at the commencement of the agreement. In March 1999, Mr. O'Shea was granted options to purchase 60,000 shares of the Company's Common Stock in accordance with the terms of the employment agreement. The exercise price of $3.25 per share was based on market price at date of grant. Mr. O'Shea is also eligible to receive stock options as may be awarded from time to time by the Company's Board of Directors. In January 2000, Mr. O'Shea was granted options to purchase 15,000 shares of the Company's Common Stock. The exercise price of $4.50 per share was based on market price at date of grant. Options granted to date to Mr. O'Shea will vest, except as noted below, at a rate of 20% of each award on each of the first five anniversary dates of any award.

     Pursuant to the employment agreement, options to acquire shares of Common Stock granted to Mr. O'Shea will, if not already vested, vest on the date of a change in control of the Company, defined as a sale of all or substantially all of the Company's assets, a merger in which the Company is not the surviving corporation or when a person or group, other than the stockholders of the Company as of January 14, 1999, owns 40% or more of the outstanding Common Stock.

     Dean C. Praskach. The Company entered into an employment agreement with Mr. Praskach, the term of which commenced November 1, 1997 and will continue through October 31, 2000. Mr. Praskach's current annual salary is $140,000. The employment agreement permits annual merit increases to salary. Mr. Praskach is also eligible to receive a discretionary bonus for any annual period subject to approval by the Board of Directors.

     The employment agreement contains restrictive covenants prohibiting Mr. Praskach from competing with the Company or soliciting the Company's employees or customers for another business during the term of the agreement and for a period of eighteen months after termination or the end of the employment term.

     Mr. Praskach is eligible to receive stock options as may be awarded from time to time and under terms similar to options awarded to other employees under the Company's stock plans. The employment agreement with Mr. Praskach does not, however, specify any minimum number of options to be awarded during the term of the agreement.

Options granted to date to Mr. Praskach will vest, except as noted below, at a rate of 20% of each award on each of the first five anniversary dates of any award.

     Pursuant to the employment agreement, the options to acquire shares of Common Stock granted to Mr. Praskach under the Company's Stock Plans will, if not already vested, vest on the date of a change in control of the Company, defined as a sale of all or substantially all of the Company's assets, a merger in which the Company is not the surviving corporation or when a person or group, other than the stockholders of the Company as of November 1, 1997, owns 40% or more of the outstanding Common Stock. The employment agreement also provides that Mr. Praskach will be entitled to receive for up to one year following termination of employment by the Company without cause or contemporaneously with the occurrence of a change in control of the Company, semi-monthly severance payments equal to the semi-monthly base salary payment which he was receiving immediately prior to such termination until the earlier of the first anniversary of the termination or the date on which Mr. Praskach obtains other full-time employment.

Stock Plans

     In October 1996, the Board of Directors adopted the 1996 Stock Plan, and in April 1997, the Board of Directors adopted the 1997 Stock Plan, which was approved by the Company's stockholders in May 1997. The Board of Directors subsequently approved re-issuance of forfeited option grants and restricted shares under the 1996 and 1997 Plans. In September 1998, the Board of Directors adopted the 1998 Stock Plan, which was approved by the Company's stockholders in December 1998. The Board of Directors subsequently approved re-issuance of forfeited shares under the 1998 Plan. In February 2000, the Board of Directors adopted the 2000 Stock Plan, subject to approval by the Company's stockholders at the annual meeting. All of the plans provide for awards of stock options, stock appreciation rights, restricted shares and restricted units to officers and other employees of the Company and its subsidiaries and to consultants and advisors (including non-employee directors) of the Company and its subsidiaries. The plans are administered by the Board of Directors which has broad discretion to determine the individuals entitled to participate in the plans and to prescribe conditions (such as the completion of a period of employment with the Company following an award). The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation, including the award of stock options.

     The number of shares that may be awarded under the Company's 1996, 1997, and 1998 Stock Plans are 247,499, 300,000, and 375,000, respectively. A total of 295,000 shares may be awarded under the 2000 Stock Plan upon stockholder approval of the plan. At December 31, 1999, 72,699, 10,790 and 71,242 shares remained available for future grants under the 1996, 1997 and 1998 Plans, respectively.


Option Grants in Last Fiscal Year

     The following table provides information concerning stock options granted to the Named Executives during 1999.

                                                        Individual Grants                 Grant Date Value
                                                        -----------------                 ----------------
                            Number of       % of Total
                           Securities     Options Granted   Exercise or
                           Underlying     to Employees in    Base Price     Expiration    Grant Date Present
         Name           Options Granted     Fiscal Year        ($/sh)          Date           Value $(1)
----------------------  ----------------  ----------------  ------------   -----------    ------------------
Richard W. Talarico           60,000(2)            15.6%         $3.25         3/1/06          $123,600

Timothy P. O'Shea             60,000(3)            15.6%         $3.25         3/1/06          $123,600

Dean C. Praskach              18,750(4)             4.9%         $3.25         3/1/06          $ 38,625
                              10,000(4)             2.6%         $4.81       11/11/06          $ 30,600
                              ---------             -----                                      --------
                              28,750                7.5%                                       $ 69,625

(1) The fair value of each option is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions for 1999 grants to Named Executives.

Risk-free interest rate:
    Options granted to Richard W. Talarico              5.5%
    Options granted to Timothy P. O'Shea                5.5%
    Options granted to Dean C. Praskach (18,750)        5.5%
    Options granted to Dean C. Praskach (10,000)        6.1%
Expected dividend yield                                 0.0%
Expected life of options                              7 yrs.
Expected volatility rate                               57.0%

(2) No adjustments were made for non-transferability or risk of forfeiture. These options to acquire shares of Common Stock granted to Mr. Talarico will vest on the earlier to occur of May 15, 2001 or on the date of termination of Mr. Talarico's employment without cause or a change in control of the Company, defined as a sale of all or substantially all of the Company's assets, a merger in which the Company is not the surviving corporation or when a person or group, other than the stockholders of the Company as of June 1, 1998, owns 50% or more of the outstanding Common Stock.

(3) These options granted to Mr. O'Shea will vest at a rate of 20% on each of the first five anniversary dates of the award, or earlier, if not already vested, on the date of a change in control of the Company, defined as a sale of all or substantially all of the Company's assets, a merger in which the Company is not the surviving corporation or when a person or group, other than the stockholders of the Company as of January 14, 1999, owns 40% or more of the outstanding Common Stock.

(4) These options granted to Mr. Praskach will vest at a rate of 20% on each of the first five anniversary dates of the award, or earlier, if not already vested, on the date of a change in control of the Company, defined as a sale of all or substantially all of the Company's assets, a merger in which the Company is not the surviving corporation or when a person or group, other than the stockholders of the Company as of November 1, 1997, owns 40% or more of the outstanding Common Stock.

Fiscal Year End Option Values

     The following table provides information concerning stock options held by the Named Executives at December 31, 1999. No options were exercised in 1999.


                                                     Number of Securities          Value of Unexercised
                                                    Underlying Unexercised       In-the-Money Options at
                                                  Options at Fiscal Year End       Fiscal Year End (1)
                                                 ----------------------------  ----------------------------
         Name                                    Exercisable   Unexercisable    Exercisable   Unexercisable
         ----                                    ------------  --------------  -------------  -------------

Richard W. Talarico                                    12,600         168,400            ---       $155,000
Timothy P. O'Shea                                         ---          60,000            ---       $105,000
Dean C. Praskach                                       11,500          55,250         $3,385       $ 47,226

(1) Based on the December 31, 1999 closing price per share of Common Stock of $5.00, as reported by the Nasdaq National Market tier of The Nasdaq Stock Market, and the various option exercise prices per share, certain of the options were in-the-money at December 31, 1999.


Report of the Compensation Committee of the Board on Executive Compensation

     The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses and awards of stock options and other forms of incentive compensation. Anthony L. Bucci and William C. Kavan are currently members of the Compensation Committee. The Compensation Committee met independently three times during 1999.

     The Company's compensation policies are intended to attract and retain people necessary to grow the business on a long-term basis, to encourage the creation and appreciation of stockholder value by providing incentives to employees to act as stockholders accountable for their own actions and the overall success of the Company, to link compensation levels to business results and to maintain an appropriate balance between base salary and short-and long-term compensation.

     In determining the compensation of the Company's Chief Executive Officer and its other executive officers, factors taken into account include the Company's performance under business conditions prevailing in the Company's lines of business, contributions made by, or expected to be made by, the specific executive officer, the business area for which such person is responsible and the compensation for other executives having similar background and experience.

     The basic elements of each executive officer's 1999 compensation were salary and incentive compensation in the form of options to purchase shares of the Company's Common Stock under the Company's Stock Plans. Executive officers are also eligible to receive annual bonus payments, which the Compensation Committee believes should be tied to both short and long-term performance of the Company as well as financial performance for stockholders. The Compensation Committee believes that the current level of salary compensation for the Company's executive officers is below the level of other comparable companies in similar stages of development. Although the Committee believes that the performance of the Company improved sufficiently during 1999 to warrant the payment of bonuses to the Company's executive officers, no bonuses were paid to the Company's executive officers during 1999. As was the case for bonuses with respect to 1998, the Company's management determined that at the Company's stage of development, the resources were better utilized elsewhere.

     It is the Committee's intention to continue to utilize forms of compensation for the Company's executive officers that favor long-term incentives so that such executives may benefit from any increase in the value of the Common Stock along with the Company's other stockholders. The Compensation Committee believes that stock options provide an additional incentive to executives to continue in the service of the Company.

     Mr. Talarico became Chief Executive Officer of the Company at the time of its formation in July 1996. His annual base salary was fixed at $175,000 for 1999. Although Mr. Talarico's Employment Agreement entered into in 1998 called for an increase in his annual base salary to $225,000 at the end of 1999, this increase was declined by Mr. Talarico due to his belief that at the Company's stage of development at the end of 1999, the resources were better utilized elsewhere. Mr. Talarico was granted options to purchase 60,000 shares of the Company's Common Stock in March of 1999 and 15,000 shares in January of 2000. The option awards were granted giving consideration to Mr. Talarico's contributions to the Company, including delivering positive operating cash flow for the full year of 1999, refocusing the Company toward solutions-oriented information technology consulting services and delivering a substantial increase in revenue in 1999 as compared to 1998. Consistent with the desire to provide incentive compensation, the options granted to Mr. Talarico vest on May 15, 2001. Although Mr. Talarico's Employment Agreement called for option grants covering 100,000 shares on each of January 1, 1999 and January 1, 2000, the number of options available under the Company's 1996, 1997 and 1998 Stock Plans was not deemed to be sufficient to allow for these grants in conjunction with the grants awarded, and planned for award, to the Company's other employees. Options to purchase a total of 88,750 shares of the Company's Common Stock were awarded to the other two executive officers of the Company during 1999. The options are to vest 20% each year beginning on the first anniversary of the dates of the respective grants.

     All employees of the Company and its subsidiaries, in addition to the Company's executive officers, are eligible to participate in the Company's 1996 Stock Plan, 1997 Stock Plan and 1998 Stock Plan. As of March 31, 2000, 86 employees of the Company and its subsidiaries were participants under these Plans.

                                         Compensation Committee:
                                         Anthony L. Bucci
                                         William C. Kavan


Compensation of Directors

     The non-employee directors of the Company have been entitled to receive at the conclusion of each year of service, an automatic grant of an immediately exercisable option to acquire 5,000 shares of Common Stock at an exercise price per share equal to the closing price of the Common Stock as reported by The Nasdaq Stock Market ("Nasdaq") for the date on which the option is granted. Messrs. Bucci and Kelly each received grants to acquire 5,000 shares of Common Stock at the exercise price of $4.63 per share on September 1, 1999. Mr. Kavan received a grant to acquire 5,000 shares of Common Stock at the exercise price of $4.81 per share on November 10, 1999. James C. Roddey, a former director of the Company, received a grant to acquire 5,000 shares of Common Stock at the exercise price of $4.81 per share on November 10, 1999. If the stockholders approve the 2000 Stock Plan, at the conclusion of each non-employee director's current year of service, such person will be entitled to receive such an immediately exercisable option to acquire 5,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the date of grant. If the stockholders approve the 2000 Stock Plan, the Company expects that these will be the final immediately exercisable options granted to non-employee directors. Following stockholder approval of the 2000 Plan, at the commencement of each year of service, each non-employee director will be entitled to receive an option to acquire 5,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the date of the grant that will vest on the first anniversary of the date of the grant if the individual is serving as a director on that date.

     Non-employee directors of the Company receive $2,500 for each Board of Directors meeting attended and $500 for each separate committee meeting attended on a date on which no full board meeting is held. Directors of the Company who are also employees do not receive additional compensation for attendance at Board and committee meetings, except that all directors are reimbursed for out-of-pocket expenses in connection with attendance at Board and committee meetings.


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of William C. Kavan and Anthony L.
Bucci.

     In March 1998, the Company contributed certain assets, including rights to the name PhotoWave, formerly used in its operations in the retail digital photography market, for a minority, non-controlling equity interest in a new corporation, Rhino Communications Corporation ("RCC"), which thereafter began operations in this market. The value placed on the Company's initial equity interest, $100,000, approximated the value of the assets contributed. RCC subsequently changed its name to PhotoWave, Inc. ("PhotoWave"). Mr. Kavan is a shareholder and director of PhotoWave. Richard W. Talarico, Chairman and Chief Executive Officer of the Company and a director and executive officer of each of the Company's subsidiaries, is also a director of PhotoWave. Mr. Henry Posner, Jr., a beneficial owner of greater than five percent of the Company's outstanding Common Stock, is also a shareholder of PhotoWave. During the fiscal year ended December 31, 1999, Allin Digital Imaging Corp. ("Allin Digital") and Allin Interactive sold approximately $53,000 of digital photography equipment and supplies and computer hardware to PhotoWave. The Company believes its sales are on terms substantially similar to those offered non-affiliated parties. Allin Digital and PhotoWave are also parties to a commission-based referral agreement under which PhotoWave earns commissions for referral of customers to Allin Digital. Commissions are based on a percentage of gross revenue. During the fiscal year ended December 31, 1999, PhotoWave earned approximately $39,000 in commissions under this agreement.

     During the fiscal year ended December 31, 1999, Allin Consulting-Pennsylvania performed technology consulting services for MARC Advertising and MARC USA. Mr. Bucci serves as Chairman of the Board and Chief Executive Officer for both MARC Advertising and MARC USA. Fees charged MARC Advertising and MARC USA were approximately $27,000 and $1,000, respectively, for the fiscal year ended December 31, 1999. The Company believes its charges are on terms substantially similar to those offered to non-affiliated parties.

     James C. Roddey served as a director of the Company during a portion of 1999. Mr. Talarico is a partner in The Hawthorne Group ("THG") and an officer of The Hawthorne Group, Inc. ("Hawthorne"), and, as such, he and Mr. Roddey were shareholders and/or partners in common in certain investments and companies. Mr. Posner and two of Mr. Posner's sons are shareholders of Hawthorne. Mr. Talarico is a shareholder and director of The Bantry Group, Inc. and its affiliates, Wexford Health Services, Inc. ("WHS"), Longford Health Sources, Inc. and Galway Technologies, Inc. (collectively "Bantry"), of which Mr. Roddey was a shareholder, director and an executive officer during a portion of 1999. Mr. Posner also has an ownership interest in Bantry. Mr. Talarico currently is a partner of, and Mr. Roddey was a partner during a portion of 1999, in MA Associates II. Mr. Talarico is a shareholder, and Mr. Roddey was a shareholder during a portion of 1999, in Hawthorne Group Productions, Inc. and Production Masters, Inc. ("PMI"), of which Mr. Roddey was an executive officer and director during a portion of 1999. Mr. Talarico is neither an officer or director of these companies. Mr. Talarico is a shareholder, and Mr. Roddey was a shareholder during a portion of 1999, in DirecTeam Merchandising, LLC, of which Mr. Talarico is an officer. None of these companies has a compensation committee of its board of directors.

     During the fiscal year ended December 31, 1999, the Company's subsidiaries, Allin Corporation of California ("Allin Consulting-California") and Allin Consulting-Pennsylvania, provided computer network consulting services to Hawthorne and WHS. Fees charged Hawthorne and WHS were approximately $12,000 and $200, respectively, for the fiscal year ended December 31, 1999. The Company believes its fees are on terms substantially similar to those offered to non-affiliated parties.

     During the fiscal year ended December 31, 1999, Allin Network sold computer hardware and components to THG and WHS. Amounts charged THG and WHS for the fiscal year ended December 31, 1999 were approximately $500 and $300, respectively. The Company believes its charges are on terms substantially similar to those offered to non-affiliated parties.

     Certain stockholders of the Company, including Messrs. Posner, Talarico, Kavan and Brian K. Blair, a director and former officer of the Company, have certain rights under a registration rights agreement to require the Company, subject to certain limitations, to register under the Securities Act of 1933, as amended ("the "Securities Act"), certain of their shares of Common Stock for public offering and sale.

     On May 31, 1999, Messrs. Kavan, Posner, Roddey and Talarico exchanged 10,000, 7,059, 588 and 588 shares, respectively, of the Company's Series A Convertible Redeemable Preferred Stock for a like number of shares of the Company's Series C Convertible Redeemable Preferred Stock. There is no mandatory redemption feature for Series C preferred stock whereas mandatory redemption for Series A preferred stock had been required on June 30, 2006.
Also on May 31, 1999, Messrs. Posner, Kavan, Talarico and Roddey exchanged 1,400, 750, 300 and 100 shares, respectively, of the Company's Series B Redeemable Preferred Stock for a like number of shares of the Company's Series D Convertible Redeemable Preferred Stock. There is no mandatory redemption feature for Series D preferred stock whereas mandatory redemption for Series B preferred stock had been required on the earlier of August 13, 2003 or following certain asset sales by the Company. On December 30, 1999, Mr. Posner purchased the Series C and D preferred stock owned by Mr. Roddey. Each of Messrs. Posner, Kavan and Talarico own shares of Series D preferred stock and related warrants. Messrs. Posner, Kavan and Talarico own 1,500, 750, and 300 shares of Series D preferred stock, respectively. If the Company does issue any shares of Common Stock upon conversion of the Series D preferred stock or upon exercise of the warrants, the holders of such shares, including Messrs. Posner, Kavan, and Talarico, will have certain rights to require the Company to register the shares for resale under the Securities Act.

                             Performance Comparison

     The following graph compares the cumulative total return on the Company's Common Stock, the Nasdaq Stock Market Index and an index of Nasdaq Computer & Data Processing Services Stocks for the period from November 1, 1996, the first day of trading of the Company's Common Stock, to December 31, 1999. The graph and chart assume that $100 was invested on November 1, 1996, in each of the Company's Common Stock, the Nasdaq Stock Market index and the index of Nasdaq Computer & Data Processing Services Stocks, with dividends, if any, reinvested. Closing prices at the end of each period are used. The total stockholder returns are not necessarily indicative of future returns.


                             [GRAPH APPEARS HERE]




                                         Nov 1, 1996      Dec 31, 1996   Dec 31, 1997    Dec 31, 1998    Dec 31, 1999

Allin Corporation Common Stock (1)(3)           $100          $130            $ 26            $ 26            $ 33
The Nasdaq Stock Market Index (2)(3)            $100          $106            $130            $183            $331
Index of Nasdaq Computer & Data
Processing Services Stocks (2)(3)               $100          $106            $130            $233            $491

(1) Based on the initial offering price of Allin Corporation Common Stock as of the effective date of the Company's initial public offering, November 1, 1996, and the closing price on the last trading day of December 1996, 1997, 1998 and 1999.
(2) Based on the closing price of the respective index on the last trading day of October 1996 and December 1996, 1997, 1998 and 1999.
(3) Return assumes that all dividends are reinvested. The Company has never paid any dividends on its Common Stock.

                Security Ownership of Certain Beneficial Owners

     The following table presents certain information as of March 20, 2000 as to the beneficial ownership of the Common Stock of the Company by each person or entity who is known to the Company to beneficially own more than five percent of the outstanding Common Stock. Except as indicated, the persons named have sole voting and investment power with respect to all shares shown as being beneficially owned by them. The percentages in the table are rounded to the nearest tenth of a percent.


                                                 Amount and Nature of
Name and Address of Stockholder                Beneficial Ownership(1)       Percent of Class (1)
-------------------------------                -----------------------       --------------------
Henry Posner, Jr. (2)                                 2,005,509                     29.6%
500 Greentree Commons
381 Mansfield Avenue
Pittsburgh, PA  15220

James S. Kelly, Jr. (3)                                 729,675                     12.1%
100 Trotwood Drive
Monroeville, PA  15146

Les D. Kent (4)                                         661,562                     10.2%
867 El Pintano
Danville, CA  94526

Emanuel J. Friedman (5)                                 616,554                     10.3%
1001 19th Street North
Arlington, VA  22209

Friedman, Billings, Ramsey Group, Inc. and              521,554                     8.7%
 Orkney Holdings, Inc. (6)
1001 19th Street North
Arlington, VA  22209

William C. Kavan (7)                                    499,883                     7.8%
100 Garden City Plaza
Garden City, NY 11530

Dimensional Fund Advisors (8)                           401,400                     6.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Continental Casualty Company (9)                        340,000                     5.7%
CNA Plaza
Chicago, IL  60685

(1) The number of shares and the percent of the class in the table and these notes to the table have been calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and assume, on a stockholder by stockholder basis, that each stockholder has converted all securities owned by such stockholder that are convertible into Common Stock at the option of the holder currently or within 60 days of March 20, 2000, and that no other stockholder so converts. Information is provided in the footnotes below for each holder as to the number of shares included in the table for conversion of securities.

(2) Includes 102,000 shares held in various trusts and a family foundation of which Mr. Posner and his wife are trustees and with respect to which shares Mr. Posner shares voting and investment power. Does not include 1,000 shares owned by Mr. Posner's wife and 2,000 shares held by trusts of which Mr. Posner's wife is a trustee. Includes 352,941 shares of Common Stock which may be acquired by exercise of warrants. Mr. Posner owns 1,500 shares of Series D Convertible Redeemable Preferred Stock. The number of shares indicated includes 415,225 shares of Common Stock for conversion of the Series D preferred stock.

(3) Does not include shares which may be issued upon conversion of 1,926 shares of Series E Convertible Redeemable Preferred Stock because Series E preferred stock is not convertible within sixty days of March 20, 2000. Includes 5,000 shares of Common Stock which may be acquired by exercise of options.

(4) Mr. Kent owns 1,000 shares of Series F Convertible Redeemable Preferred Stock. Series F preferred stock is convertible into the number of shares of Common Stock equal to the amount obtained by (i) dividing 1,000 by $2.231, which is 85% of the closing price of the Common Stock as reported by Nasdaq on the last trading date prior to the issuance of Series F preferred stock or (ii) if it results in a greater number of common shares, dividing 1,000 by the greater of (a) 85% of the closing price of the Common Stock as reported by Nasdaq on the last trading date prior to conversion or
     (b) $1.236, which is 47.1% of the closing price of the Common Stock as reported by Nasdaq on the last trading date prior to the issuance of Series F preferred stock. Since the closing sale price of the Company's Common Stock on March 20, 2000 as reported by Nasdaq was $4.3125, conversion is assumed at a rate of $2.231 per common share. The table includes 448,229 shares of Common Stock for conversion of the Series F preferred stock. The Series F preferred stock is convertible into at least 448,229, but no more than 809,061 shares of Common Stock. Assuming that the Series F preferred stock became exercisable for the maximum 809,061 shares of Common Stock, Mr. Kent would be deemed to beneficially own an aggregate of 1,022,394 shares of Common Stock representing approximately 15.0% of the Common Stock outstanding.

(5) Based on information obtained from the shareholder, as of March 20, 2000, Mr. Friedman has sole voting and dispositive power with respect to 95,000 of these shares. Mr. Friedman may be deemed to indirectly beneficially own and share voting and dispositive power with respect to 521,554 shares directly owned by Friedman, Billings, Ramsey Group, Inc. ("FBRG") by virtue of his control position as Chairman and Chief Executive Officer of FBRG. Mr. Friedman disclaims beneficial ownership of such shares.

(6) Based on information obtained from the shareholder as of March 20, 2000, Friedman, Billings, Ramsey Group, Inc. has voting and dispositive power with respect to the shares indicated. Each of Eric F. Billings, Emanuel J. Friedman, W. Russell Ramsey and Orkney Holdings, Inc., a wholly-owned subsidiary of FBRG, share voting and dispositive power with respect to the shares.

(7) Includes 15,000 shares of Common Stock which may be acquired by exercise of options and 176,471 shares of Common Stock which may be acquired by exercise of warrants. Mr. Kavan owns 750 shares of Series D preferred stock. The table includes 207,612 shares of Common Stock for conversion of the Series D preferred stock.

(8) As reported on Schedule 13G filed with the SEC on February 3, 2000, Dimensional Fund Advisors Inc., an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, has sole voting and investment power over the shares indicated, but Dimensional Fund Advisors Inc. disclaims beneficial ownership of the shares. The number of shares assumes that there has been no change in the number of shares beneficially owned from the number of shares reported as being beneficially owned in the
     Schedule 13G.

(9) The shares indicated are under shared voting power and shared dispositive power among Continental Casualty Company, CNA Financial Corporation and Loews Corporation as reported on Schedule 13G filed by such entities with the SEC on February 13, 1998. The report states that, under Illinois law, assets owned by Continental Casualty Company, an Illinois insurance company, are solely under the control of the board of directors of the insurer and that the characterization of shared dispositive power with the parent holding company is made solely as a consequence of SEC interpretations regarding control of the subsidiary. CNA Financial Corporation and Loews Corporation specifically disclaim beneficial ownership of the shares. As reported by Nasdaq-Online on March 20, 2000 there has been no change in the number of shares owned since the date of the report on Schedule 13G. The number of shares shown assumes that there has been no change in the number of shares beneficially owned from the number of shares reported as being beneficially owned in the Schedule 13G.

                        Security Ownership of Management

  The following table presents certain information as of March 20, 2000 as to the beneficial ownership of the Common Stock of the Company by (i) each director and Named Executive and (ii) all directors and executive officers as a group. Except as indicated, the persons named have sole voting and investment power with respect to all shares shown as being beneficially owned by them. The percentages in the table are rounded to the nearest tenth of a percent.

                                                  Amount and
                                                  Nature of
                                                  Beneficial
             Name of Stockholder                 Ownership(1)     Percent of Class (1)
             -------------------                 ------------     -------------------
Richard W. Talarico (2)                             261,336                4.2%
400 Greentree Commons
381 Mansfield Avenue
Pittsburgh, PA  15220

Timothy P. O'Shea                                    12,000                 *
400 Greentree Commons
381 Mansfield Avenue
Pittsburgh, PA  15220

Dean C. Praskach                                     15,250                 *
400 Greentree Commons
381 Mansfield Avenue
Pittsburgh, PA  15220

Brian K. Blair                                      177,200                2.9%
2498 Monterey Court
Weston, FL  33327

Anthony L. Bucci                                      8,500                  *
4 Station Square
Suite 500
Pittsburgh, PA  15219

William C. Kavan (3)                                499,883                7.8%
100 Garden City Plaza
Garden City, NY  11530

James S. Kelly, Jr. (4)                             729,675               12.1%
100 Trotwood Drive
Monroeville, PA  15146

Anthony C. Vickers                                      ---                ---
1212 Via Zumaya
Palos Verdes Estates, CA  90274

All directors and executive officers, as a
 group (8 persons)                                1,703,844               25.7%


*    Less than one percent

(1) The number of shares and the percent of the class in the table and these notes to the table have been calculated in accordance with Rule 13d-3 under the Exchange Act, and assume, on a stockholder by stockholder basis, that each stockholder has converted all securities owned by such stockholder that are convertible into Common Stock at the option of the holder currently or within 60 days of March 20, 2000, and that no other stockholder so converts. The numbers and percentages of shares owned assume that options that are currently exercisable or exercisable within sixty days of March 20, 2000 had been exercised as follows: Mr. Talarico -12,600 shares; Mr. O'Shea - 12,000 shares; Mr. Praskach - 15,250 shares, Mr. Kavan - 15,000 shares; Messrs. Blair, Bucci and Kelly - 5,000 shares each; and all directors and executive officers as a group - 69,850 shares. The number of shares of Common Stock that may be acquired upon conversion of the Series D preferred stock and exercise of the related warrants are also included in the table. Series D Preferred Stock is convertible into the Company's Common Stock at a conversion rate of $3.6125 per common share. Information is provided in the footnotes below for each holder of Series D preferred stock as to the number of shares included in the table for conversion of Series D preferred stock.

(2) Includes 70,588 shares of Common Stock which may be acquired by exercise of warrants. Mr. Talarico owns 300 shares of Series D preferred stock, representing 10.9% of the Series D preferred stock outstanding. The table includes 83,045 shares of Common Stock that may be acquired upon conversion of the Series D preferred stock. Mr. Talarico also owns 588 shares of the Company's Series C preferred stock, representing 2.4% of the Series C preferred stock outstanding.

(3) Includes 176,471 shares of Common Stock which may be acquired by exercise of warrants. Mr. Kavan owns 750 shares of Series D preferred stock, representing 27.3% of the Series D preferred stock outstanding. The table includes 207,612 shares of Common Stock that may be acquired upon conversion of the Series D preferred stock. Mr. Kavan also owns 10,000 shares of the Company's Series C preferred stock, representing 40.0% of the Series C preferred stock outstanding.

(4) Does not include shares which may be issued upon conversion of 1,926 shares of Series E Convertible Redeemable Preferred Stock because the Series E preferred stock is not convertible within sixty days of March 20, 2000.


                 Certain Relationships and Related Transactions

Arrangements Involving Allin Consulting-Pennsylvania

     The acquisition of Allin Consulting-Pennsylvania in August 1998 included a promissory note issued by the Company in the amount of $2,000,000 to James S. Kelly, Jr., the former majority shareholder of Allin Consulting-Pennsylvania. Mr. Kelly is a holder of greater than five percent of the Company's outstanding Common Stock and a director of the Company. A portion of the promissory note principal balance, approximately $74,000, was offset in 1999 by the Company's payment of certain tax liabilities of Allin Consulting-Pennsylvania related to pre-acquisition periods. The secured promissory note bore interest at 6% per annum and was scheduled to have matured on August 13, 2000. On May 31, 1999, Mr. Kelly exchanged the promissory note for 1,926 shares of the Company's Series E Convertible Redeemable Preferred Stock. The Series E preferred stock accrues dividends at the rate of 6% of the liquidation value thereof per annum. Dividends are payable quarterly. There is no mandatory redemption for the Series E preferred stock. Series E preferred stock will convert to the Company's Common Stock if not redeemed prior to August 13, 2000.

Arrangements Involving Allin Consulting-California

     In November 1998, the Company and Les D. Kent, a holder of greater than five percent of the Company's outstanding Common Stock and a former President of the Company, reached agreement on an amendment to modify the terms of a promissory note for contingent payments related to the Company's acquisition of Allin Consulting-California. Under the amendment, the amount of the payment due was fixed at $2,000,000. On May 31, 1999, the Company and Mr. Kent agreed to a second amendment whereby Mr. Kent agreed to a reduction in the principal balance of the promissory note of $1,000,000 in exchange for 1,000 shares of the Company's Series F Convertible Redeemable Preferred Stock. The Series F Preferred Stock accrues dividends at the rate of 7% of the liquidation value thereof per annum. Dividends are payable quarterly beginning in April 2000. There is no mandatory redemption for the Series F preferred stock. Series F preferred stock is convertible to the Company's Common Stock.

     The second amendment of the note provides for principal payments of $500,000 plus any accrued interest due on April 15, 2000 and October 15, 2000. The Company may, however, defer payment of principal at its option until April 15, 2005. The amended note provides for interest at the rate of 7% per annum from the acquisition date of November 6, 1996. Mr. Kent was the sole stockholder of Allin Consulting-California prior to the acquisition.

Leases

     Effective February 1, 1997, the Company entered into a five-year lease for office space with Executive Office Associates ("EOA"). The aggregate rental payment under this lease was approximately $302,000 during the fiscal year ended December 31, 1999. Henry Posner, Jr. and two of Mr. Posner's sons and his spouse each own an indirect equity interest in EOA. Mr. Posner is a beneficial holder of greater than five percent of the Company's outstanding Common Stock. As of December 31, 1999, minimum lease commitments were approximately $570,000 for the period from January 1, 2000 to January 31, 2002. The Company believes that rental payments under the long-term lease were on terms as favorable to the Company as could have been obtained from an unaffiliated party.

     During the fiscal year ended December 31, 1999, Allin Consulting-California made payments of approximately $41,000 to Les D. Kent for the lease of office space under a month-to-month lease arrangement. The Company believes that rental payments under the lease were on terms as favorable to the Company as could have been obtained from an unaffiliated party.

Consulting and Printing Services

     During 1999, Allin Interactive engaged Progent Corporation ("Progent") to provide technical consulting services in connection with certain research and development and customer projects. Les D. Kent has an ownership interest in Progent. In respect of the fiscal year ended year ended December 31, 1999, Allin Interactive recorded approximately $15,000 in fees related to Progent's services.

     During 1999, the Company utilized Com-Tek Printing and Graphics, Inc. ("Com-Tek") for commercial printing services. Brian K. Blair, a director of the Company, has an ownership interest in Com-Tek. During the fiscal year ended December 31, 1999, the Company made payment of approximately $3,000 for these services.

     The Company believes these services were obtained on terms as favorable to the Company as could have been obtained from unaffiliated parties.

Sale of Digital Imaging System

     During 1999, Allin Digital sold and installed a digital imaging system for Com-Tek. Brian K. Blair, a director of the Company, has an ownership interest in Com-Tek. Com-Tek paid Allin Digital approximately $44,000 for the system installation during the fiscal year ended December 31, 1999. The Company believes this sale was on terms as favorable to the Company as could have been obtained from an unaffiliated party.

Separation Agreement and Severance Arrangements

     In connection with his resignation as an executive officer of the Company in February 1998, the Company entered into a separation agreement with Brian K. Blair. Under the separation agreement, the Company was obligated to make aggregate payments to Mr. Blair in the amount of $225,000 plus accrued vacation pay, and to provide certain consulting services to Mr. Blair. Mr. Blair has continued as a director of the Company. During 1999, the Company paid approximately $13,000 to Mr. Blair to complete payment of the amounts due under the separation agreement.

     In connection with the Company's termination of Les D. Kent as the Company's President in January 1999, the Company was obligated to make aggregate severance payments to Mr. Kent in the amount of approximately $217,000. Mr. Kent is a beneficial owner of greater than five percent of the Company's Common Stock. During 1999, the Company paid approximately $194,000 of the amounts due Mr. Kent.



          Proposal to Approve the 2000 Stock Plan of Allin Corporation
                                  (Proposal 2)

  The Board of Directors believes that ownership of Common Stock by key employees serves to provide those employees with a personal financial interest in the Company's success and enhances the Company's ability to attract, retain and motivate key employees and consultants. The Company has publicly announced that its strategic focus will be on increasing revenue in its information technology consulting services business both through internal growth and through acquisition. The Company's consulting practice is a service business in which one of the major components for growth is attracting and retaining experienced computer engineers. Resources necessary to support growth in this industry are presently at a premium as demand for computer engineers' services considerably outweighs supply. The Board of Directors believes that a meaningful stock option program covering the majority of its consultants would enhance the Company's opportunity for success in attracting and retaining sufficient resources to support its growth plans.

  On February 10, 2000, the Board of Directors adopted, subject to stockholder approval, the 2000 Stock Plan of Allin Corporation. A copy of the 2000 Stock Plan, as amended, will be provided to stockholders without charge upon written request to the Secretary of the Company, 381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania 15220. A summary of the principal features of the 2000 Stock Plan follows.

Summary Description of 2000 Stock Plan

  The 2000 Stock Plan provides for awards of stock options, stock appreciation rights ("SARs"), restricted shares and restricted units to officers and other employees of the Company and its subsidiaries and to consultants and advisors (including non-employee directors) of the Company and its subsidiaries. The Company and its subsidiaries currently employ approximately 155 persons, engage approximately 20 non-employee consultants and there are five non-employee directors of the Company. An aggregate of 295,000 shares of Common Stock have been reserved for issuance under the 2000 Stock Plan. As of February 10, 2000, such shares would have had a market value of $1,188,850, based on the $4.03 closing price of the Common Stock as reported by Nasdaq on such date. Unless the Board of Directors provides otherwise, shares covered by expired or terminated options and forfeited restricted shares or restricted units, shares subject to awards that are paid in cash or surrendered upon the exercise of an option, and shares received by the Company upon the exercise of an option will not be available for subsequent awards under the 2000 Stock Plan.

  The 2000 Stock Plan also provides for grants to non-employee directors of the Company, at the conclusion of the current year of service, of an immediately exercisable option to acquire 5,000 shares of Common Stock at an exercise price per share equal to the closing price of the Common Stock as reported by Nasdaq for the date on which the option is granted ("Fair Market Value"). The 2000 Stock Plan also provides for grants to non-employee directors, at the commencement of each year of service, of an option to acquire 5,000 shares of Common Stock at an exercise price per share equal to Fair Market Value. These options will vest on the first anniversary of the date of the grant if the individual is serving as a director on that date.

  The 2000 Stock Plan will be administered by the Board of Directors which has broad discretion to determine the individuals entitled to participate in the 2000 Stock Plan and to prescribe conditions (such as the completion of a period of employment with the Company following an award) that must be satisfied before awards vest. The Board of Directors may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

  Awards under the 2000 Stock Plan may be made in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that are not incentive stock options. Participants in the 2000 Stock Plan may also receive SARs, which may be awarded separately from or in tandem with any option granted under the 2000 Stock Plan. The 2000 Stock Plan also provides for the award of limited SARs in tandem with options. Limited SARs may be exercised only during the 90 days immediately following the occurrence of certain events (which may include events associated with a change in control of the Company) identified by the Board of Directors. In addition, the Board of Directors may, in its discretion, award restricted shares or restricted units under the 2000 Stock Plan. No incentive stock option may be granted under the 2000 Stock Plan more than ten years after May 1, 2000. An award, other than an award of restricted shares, may provide for the crediting to the account of, or the current payment to, each participant who has such an award of an amount equal to the cash or stock dividends paid by the Company upon one share of Common Stock for each restricted unit or share of Common Stock subject to an option or right, included in such award ("Dividend Equivalent"). Dividend Equivalents credited to a participant's account are not subject to forfeiture, except as the Board of Directors may otherwise determine in respect of any option or right.

  Incentive stock options may only be awarded to employees. The term of each incentive stock option may not be more than ten years (five years in the case of an incentive stock option granted to an individual who at the time of grant owns more than 10% of the Common Stock) at an option price of not less than the Fair Market Value of a share on the date of grant (not less than 110% of the Fair Market Value of a share on the date of grant in the case of an incentive stock option granted to an individual who at the time of grant owns more than 10% of the Common Stock).

Non-qualified stock options may be awarded for such term and at such option exercise price as may be determined by the Board of Directors at the time of grant.

  Subject to the provisions of the 2000 Stock Plan, options granted under the 2000 Stock Plan (other than the automatic grant of options to non-employee directors) generally will become 100% vested at the earliest of the participant's normal retirement age, the participant's death or total disability or over a five year period commencing with the date of the grant at the rate of 20% per year. The Board of Directors, in its discretion, may provide at the date of grant for another time or times of exercise, or it may accelerate the exercisability of any such option subject to such terms and conditions as the Board of Directors deems necessary and appropriate.

  Upon exercise of an option under the 2000 Stock Plan, the exercise price for the purchased shares will be immediately payable in cash, by check or other instrument acceptable to the Company, or with the consent of the Board of Directors, in shares of Common Stock valued at Fair Market Value on the date of exercise, or by a combination of these methods or by surrender of awards under the 2000 Stock Plan, subject to such terms and conditions as the Board of Directors may determine. The 2000 Stock Plan also permits the Company to make loans to such option holders as the Board of Directors, in its discretion, may determine in connection with the exercise of options granted under the 2000 Stock Plan.

  The Board of Directors may elect, in lieu of delivering all or a portion of the shares of Common Stock as to which an option has been exercised, if the Fair Market Value of the Common Stock exceeds the exercise price of the option, to pay to the participant cash or shares of Common Stock, or a combination of cash and Common Stock, equal to the amount of the excess of (i) the Fair Market Value on the exercise date of the shares of Common Stock as to which the option has been exercised over (ii) the option exercise price. In the case of non-qualified options, the Board may defer payment and credit the amount on the books of the Company for the account of the optionee.

  SARs awarded in tandem with a grant of an option will generally be subject to the same terms and conditions as the related option and will entitle the recipient to elect to receive cash, shares of Common Stock, or a combination thereof in lieu of exercising an option. The terms of a separate SAR will be determined by the Board of Directors. Subject to the provisions of the 2000 Stock Plan, freestanding SARs granted under the 2000 Stock Plan generally will become 100% vested at the earliest of the participant's normal retirement age, the participant's death or total disability or such period of time from the date of the grant as the Board of Directors may determine. Prior to becoming 100% vested, each freestanding SAR shall become exercisable at such time and in such manner as the Board of Directors may determine. The Board of Directors, in its discretion, may also accelerate the exercisability of any freestanding SAR.

  A limited SAR may be awarded with respect to all or some of the shares of Common Stock covered by an option, either at the time an option is granted or at any time thereafter prior to expiration of the option. A limited right may be exercised only during the ninety-day period beginning on the occurrence of an event or condition prescribed by the Board of Directors which may include, among other events, a change of control of the Company or the achievement by the holder of performance or project goals.

  Subject to the provisions of the 2000 Stock Plan and any rules prescribed by the Board of Directors, upon exercise of a SAR in accordance with its terms (subject, in the case of a tandem right, to the surrender of the unexercised portion of the related option or any portion or portions thereof which the participant from time to time determines to surrender for this purpose), the participant will be entitled to receive a payment having a value equal to (i) the excess of the Fair Market Value on the date of exercise of one share over the option exercise price per share, in the case of a tandem right, or the price per share specified in the terms of the SAR, in the case of a freestanding SAR, multiplied by (ii) the number of shares with respect to which the right has been exercised. The payment shall be made in cash, in shares of Common Stock, or a combination thereof.

  In addition to options and SARs, the 2000 Stock Plan authorizes the award of restricted shares and restricted units to participants. Such awards may be made in lieu of or in addition to awards of options and SARs. Each award of restricted shares or restricted units may have a different restricted period. The Board of Directors may, in its sole discretion, accelerate the restricted period or, at the time an award is made, (i) prescribe conditions of the incremental lapse of restrictions during the restricted period or (ii) provide for the lapse or termination of restrictions upon the satisfaction of any condition or the occurrence of any event prescribed by the Board of Directors in its sole discretion. The Board of Directors may also, in its sole discretion, shorten or terminate the restricted period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares or restricted units. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon death or total disability.

  Participants receiving restricted shares will be issued a certificate representing such shares, and will be entitled to exercise full voting rights with respect thereto, at the time of the award. However, such certificate will be held in custody by the Company until such time as restrictions imposed by the
Board of Directors with respect to such shares lapse.   The recipients of
restricted shares will also be entitled to receive credit for dividends paid by the Company, subject to the right of the Board of Directors to defer payment of such dividends to holders of restricted shares until the lapse of the applicable restrictions. Cash or stock dividends so withheld by the Board of Directors shall not be subject to forfeiture. Upon forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Company without any further action by the participant.

  Participants receiving restricted units will have no rights as stockholders of the Company with respect to the restricted units and will not be issued a certificate at the time of the award, but will receive a certificate for one share of Common Stock for each restricted unit or, in the discretion of the Board of Directors, cash, upon the lapse of restrictions imposed by the Board.

  Participants who receive shares of Common Stock upon expiration of the restricted period applicable to restricted shares or other restricted units will not be required to pay for such shares.

  Options and SARs awarded under the 2000 Stock Plan will not be transferable except by will or the laws of descent and distribution. Awards of options and SARs made to employees under the 2000 Stock Plan terminate, to the extent not previously exercised, within three months of the involuntary termination of the participant's employment with the Company; provided, however, that any option or SAR held by an employee whose employment is terminated for cause, as determined by the Board of Directors in its sole discretion, shall terminate immediately on termination of employment. In the case of a participant's death or total disability, such options may be exercised (to the extent exercisable on the date of death or disability) within one year after the date of the participant's death or disability. Unless otherwise determined by the Board of Directors, awards of restricted shares and restricted units as to which the applicable restrictions have not lapsed (but not cash or stock dividends or equivalents previously credited to the holder's account) will be forfeited by an employee upon the termination of his or her employment, other than by reason of the employee's death or total disability. All restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon death or total disability. The conditions under which awards made to non-employees will terminate will be determined by the Board of Directors, in its discretion.

  The Board of Directors may amend the 2000 Stock Plan. However, if required by applicable law or any other governing rules or regulations, stockholder approval will be required to (i) increase the aggregate number of shares that may be issued under the 2000 Stock Plan, (ii) materially increase the benefits accruing to participants under the 2000 Stock Plan or (iii) materially modify the requirements as to eligibility for participation in the 2000 Stock Plan. If certain events occur, the Board of Directors may adjust the number and types of securities that may subsequently be issued under the 2000 Plan and any outstanding grants to prevent dilution or enlargement of the benefits available under the 2000 Plan. These events include, but are not limited to, a distribution to stockholders other than a normal cash dividend, split-up, recapitalization, merger, consolidation, combination, exchange of shares or repurchase.

  As awards under the 2000 Stock Plan will be discretionary, the Company cannot currently determine the recipients and number of awards that will be made pursuant to the 2000 Stock Plan in 2000 or thereafter. The Company's 1996, 1997 and 1998 Stock Plans are substantially similar to the 2000 Stock Plan. For purposes of comparison, the following table sets forth information concerning awards made under the Company's 1996 Stock Plan, 1997 Stock Plan and 1998 Stock Plan during 1999:

                                                                                                Shares
                                                    Dollar Value                              Underlying
                                                      On Date                                   Options
        Name                                         Of Grant(1)                            Granted in 1999
        ----                                        ------------                            ---------------
Richard W. Talarico                                   $- 0 -                                     60,000
  Chief Executive Officer
Timothy P. O'Shea                                      - 0 -                                     60,000
  President
Dean C. Praskach                                       - 0 -                                     28,750
  Chief Financial Officer
All Current Executive Officers                         - 0 -                                    148,750
  as a group(2)
All Current Directors                                  - 0 -                                     20,000
  Who are not Executive
  Officers as a group(3)
All Employees (including                               - 0 -                                    213,648
  Officers who are not
  Executive Officers) as a
  group(2)


(1) The "Dollar Value on Date of Grant" for Stock Options is defined as the fair market value of the Company's Common Stock on the date of grant minus the option exercise price.

(2) All options granted to employees in 1999 have an exercise price per share equal to or greater than the Fair Market Value price of the Common Stock on the date of the grant and, except in the case of Mr. Talarico and a grant of options to acquire 2000 shares of the Company's Common Stock to one employee who is not an officer, vest 20% each year beginning on the first anniversary of the grant. The option granted to Mr. Talarico vests in its entirety on May 15, 2001. The option granted to the employee vested immediately upon approval by the Board of Directors subsequent to his date of hire.

(3) Grants of options to acquire 5,000 shares of Common Stock were made to non-employee directors in 1999 under the 1996 Stock Plan. Additionally, Brian
     K. Blair received such an option in 2000 under the 1996 Plan. These grants made to non-employee directors have an exercise price equal to the Fair Market Value of the Common Stock on the date of the grant, are immediately exercisable in full and expire seven years after the date of grant. If the stockholders approve the 2000 Stock Plan, each current non-employee director, Brian K. Blair, Anthony L. Bucci, William C. Kavan, James S. Kelly, Jr. and Anthony C. Vickers, will be entitled to receive, at the conclusion of his current year of service, an immediately exercisable option to acquire 5,000 shares of Common Stock at an exercise price equal to the Fair Market Value. If the stockholders approve the 2000 Stock Plan, the Company expects that these will be the final immediately exercisable options granted to non-employee directors. Following stockholder approval of the 2000 Stock Plan, on the date an individual first begins serving as a non-employee director and on each anniversary of that date, he or she (including the incumbent directors identified above) will be entitled under the 2000 Plan to receive an option to acquire 5,000 shares of Common Stock at an exercise price equal to the Fair Market Value that will vest on the first anniversary of the date of grant if the individual is serving as a director on that date. This latter provision means that each of Messrs. Bucci, Kavan, Kelly and Vickers will be entitled to receive an additional option to purchase 5,000 shares of Common Stock in 2000 that will vest on the first anniversary of the date of grant if such individual is serving as a director on that date. Mr. Blair will be entitled to receive such an additional option in early 2001.

  During 1999, approximately 131 persons received awards under the 1996, 1997 and 1998 Stock Plans. The Company anticipates that the total number of persons receiving awards during the remainder of 2000 under the 2000 Stock Plan, the 1998 Stock Plan, the 1997 Stock Plan and/or the 1996 Stock will not be substantially greater than 175. For additional information concerning the 1996 Stock Plan, the 1997 Stock Plan, the 1998 Stock Plan and certain grants made thereunder, see "Executive Compensation."

Federal Income Tax Consequences

  Incentive Stock Options. When an optionee exercises an incentive stock option while employed by the Company or one of its subsidiaries or within the three month (one year for disability or death) period after the termination of employment, no ordinary income will be recognized by the optionee at that time. The excess, if any, of the fair market value of the shares acquired upon such exercise over the option price (the "spread") will be an adjustment to the taxable income of the optionee for alternative minimum tax purposes. If the Shares acquired upon exercise are not disposed of prior to the expiration of one year after the date of exercise and two years after the date of grant of the option, the excess, if any, of the sales proceeds over the aggregate option price of such shares will be long term capital gain, and the Company will not be entitled to any federal income tax deduction with respect to such gain. If the shares are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the spread (up to the amount of the gain on the disposition) will be ordinary income at the time of such disqualifying disposition, and the Company will be entitled to a federal income tax deduction in a like amount.

  Nonqualified Stock Options. When an optionee exercises a nonqualified stock option, the difference between the option price and any fair market value of the shares on the date of exercise will be ordinary income to the optionee, subject to income tax withholding as wages and will be allowed as a deduction to the Company for federal income tax purposes. When an optionee disposes of shares acquired by exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as a long term or short term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as a long term or short term capital gain, depending upon the holding period of the shares.

  Stock for Stock Exchanges. Additional special rules apply if the exercise price for an option is paid for in shares previously owned by the optionee rather than in cash.

  The above discussion summarizes the federal income tax consequences of options that may be granted under the 2000 Stock Plan based on current provisions of the Code and published rulings of the Internal Revenue Service, which are subject to change. The summary does not however cover any state or local tax consequences.

          The Board of Directors of the Company Recommends a Vote FOR the Proposal to Adopt the 2000 Stock Plan of Allin Corporation.




      Proposal to Ratify the Appointment of Independent Public Accountants
                                  (Proposal 3)


     The Board of Directors of the Company has selected Arthur Andersen LLP to serve as the independent public accountants to examine the financial statements of the Company and its subsidiaries for the year ending December 31, 2000. Arthur Andersen LLP has been employed to perform this function for the Company and its predecessor since 1995. A representative of Arthur Andersen LLP is expected to be present at the annual meeting for the purpose of making a statement, should he so desire, and to respond to appropriate questions.

     The affirmative vote of a majority of the shares represented and voting on the proposal is required to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants. If the stockholders should not ratify the appointment, the Audit Committee of the Board will investigate the reasons for rejection by the stockholders and the Board of Directors will reconsider the appointment.


                  The Board of Directors Recommends a Vote FOR
        The Proposal to Ratify the Appointment of Arthur Andersen LLP as
   The Company's Independent Accounts for the Year Ending December 31, 2000.

                               Other Information


Director Nominees

     The Board of Directors will consider stockholder's recommendations for nominees for election to the Board of Directors. Generally such nominations must be submitted in writing to the Secretary of the Company at the Company's principal offices at least 60 days but not more than 90 days before an annual meeting, and the notice must provide information as required by the Company's By-laws. A copy of these By-law requirements will be provided upon request in writing to the Secretary at the principal offices of the Company. This requirement does not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at the meeting.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and any person who owns more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on the review of the copies of such reports and written representations that no other reports were required during or with respect to the year ended December 31, 1999, all such Section 16(a) filing requirements were met, except that Richard W. Talarico and James S. Kelly, Jr. each filed one late report with respect to one transaction.


Annual Report

     The Company has enclosed its Annual Report for the year ended December 31, 1999 with this proxy statement, which includes the Company's 1999 Annual Report to the SEC on Form 10-K, without exhibits. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.


Stockholder Proposals for the 2001 Annual Meeting

     Any proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company, 381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania 15220-2751, no later than December 5, 2000 in order to be included in the proxy materials for such meeting. It is suggested that a proponent submit any proposal by Certified Mail - Return Receipt Requested to the Secretary of the Company. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company's 2000 proxy materials.

  All other stockholder proposals to be presented at the 2001 Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at the Company's principal offices no later than February 9, 2001, and the notice must provide information as required by the Company's By-laws. A copy of these By-law requirements will be provided upon request in writing to the Secretary at the principal offices of the Company.


Other Matters

     The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Solicitation of Proxies

     All costs and expenses of this solicitation, including the cost of preparing and mailing this proxy statement will be borne by the Company. In addition to the use of the mails, certain directors, officers and regular employees of the Company may solicit proxies personally, or by mail, telephone, facsimile, or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting materials to each beneficial owner of stock held of record by them, and the Company will reimburse them for their expenses in doing so. The Company has engaged National City Bank to coordinate the solicitation of proxies by and through such holders. The anticipated cost of such services is approximately $1,500 plus reimbursement of expenses.



     By order of the Board of Directors,


     /s/ Dean C. Praskach
     Dean C. Praskach
     Secretary
     April 4, 2000

                                                                        ANNEX A


                      2000 Stock Plan of Allin Corporation

1. Purpose

   Allin Corporation (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company in order to serve the best interests of the Company and its shareholders. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the 2000 Stock Plan of the Company (the "2000 Plan") is expected to contribute to the attainment of those objectives.


2. Scope and Duration

   Awards under the 2000 Plan may be granted in the form of (i) incentive stock options ("incentive stock options') as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code'), (ii) non-qualified stock options ("non-qualified options") (unless otherwise indicated, references in the 2000 Plan to "options" include incentive stock options and non-qualified options),
(iii) shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") that are restricted as provided in paragraph 11 ("restricted shares"), (iv) units to acquire shares of Common Stock that are restricted as provided in paragraph 11 ("restricted units") and (v) stock appreciation rights ("rights") or limited stock appreciation rights ("limited rights"). The maximum aggregate number of shares of Common Stock as to which awards may be granted from time to time under the 2000 Plan is 295,000 shares. The shares available may be in whole or in part, authorized but unissued shares or issued shares reacquired by the Company, as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine. Unless otherwise provided by the Board of Directors, shares covered by expired or terminated options and forfeited restricted shares or restricted units, shares subject to awards that are paid in cash or surrendered upon the exercise of an option, and shares received by the Company upon the exercise of an option will not be available for subsequent awards under the 2000 Plan. No incentive stock option shall be granted under the 2000 Plan more than 10 years after May 1, 2000. Otherwise, the Plan will continue until terminated pursuant to paragraph 17.


3. Administration

   The 2000 Plan will be administered by the Board of Directors, which shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 2000 Plan, (i) to grant options, to determine the purchase price of the shares of Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; (ii) to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights and limited rights; (iii) to grant rights and to determine the terms and conditions applicable to such rights; (iv) to grant restricted shares and restricted units and to determine the terms of the restricted period and other conditions applicable to such shares or units, the persons to whom, and the time or times at which, restricted shares or restricted units shall be granted and the number of shares or units to be covered by each grant; (v) to interpret the 2000 Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the 2000 Plan; (vii) to determine the terms and provisions of the option and rights agreements (which need not be identical) and the restricted share and restricted units agreements (which need not be identical) entered into in connection with awards under the 2000 Plan; and (viii) to make all other determinations deemed necessary or advisable for the administration of the 2000 Plan. The Board of Directors may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility or authority the Board of Directors or such person may have under the 2000 Plan.

  The Board of Directors may employ attorneys, consultants, accountants or other persons. The Board of Directors, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Board of Directors shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 2000 Plan or awards made thereunder, and all members and agents of the Board of Directors shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


4. Eligibility; Factors to be Considered in Granting Awards

   Awards will be limited to (i) officers, executives and others, who are employees of the Company or its subsidiaries and (ii) any non-employee advisors or consultants (including non-employee directors) who may provide or who have provided services to the Company, its predecessors or its subsidiaries; provided, however, that awards in the form of incentive stock options may be granted only to employees. In determining the persons to whom awards shall be granted and the number of shares or units to be covered by each award, the Board of Directors shall take into account the nature of the employees' duties or the services provided, their past, present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 2000 Plan. At the conclusion of each non-employee director's current year of service, such person will be entitled to receive an immediately exercisable option to acquire 5,000 shares of Common Stock at an exercise price equal to the Fair Market Value (as defined in paragraph 5) if the individual is serving as a director on that date. In addition, to the extent that an option to acquire 5,000 shares is not granted under another plan of the Company for one year of service as a non-employee director, at the commencement of each year of service as a non-employee director, each non-employee director will be entitled to receive an option to acquire 5,000 shares of Common Stock at an exercise price equal to the Fair Market Value that will vest on the first anniversary of the date of grant if the individual is serving as a director on that date. Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company or its present and future subsidiaries. A person to whom an award has been granted shall be referred to as a "participant." An award, other than an award of restricted shares, may provide for the crediting to the account of, or the current payment to, each participant who has such an award of an amount equal to the cash or stock dividends paid by the Company upon one share of Common Stock for each restricted unit or share of Common Stock subject to an option or right, included in such award ("Dividend Equivalent"). Dividend Equivalents credited to a participant's account shall not be subject to forfeiture, except as the Board of Directors may otherwise determine in respect of any option or right, and may bear amounts equivalent to interest or cash dividends as the Board of Directors may determine. A participant who has been granted an award or awards under the 2000 Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code on the grant of incentive stock options. The Board of Directors, in its sole discretion, may grant to a participant who has been granted an award under the 2000 Plan or any other plan maintained by the Company or one of its subsidiaries, or any predecessors or successors thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including without limitation a price which is different (either higher or lower) than any price provided in the award so surrendered and cancelled, as the Board of Directors may deem appropriate.


5. Option Price

   Except as provided in paragraph 4 with respect to certain options granted to directors, the purchase price of the Common Stock covered by each option shall be determined by the Board of Directors. However, in the case of an award made to any other participant in the form of an incentive stock option, the purchase price shall not be less than 100% (or, in the case of an incentive stock option granted to a "10 percent shareholder," as defined in Code section 422, 110%) of the fair market value of the Common Stock on the date the option is granted, which shall be the closing price of the Common Stock as reported on Nasdaq NMS (the "Fair Market Value") for the date on which the option is granted, or if there are no sales on such date, on the next preceding day on which there were sales. Except as provided in paragraph 15, the price of any award, once established, will not be subject to change. The Board of Directors shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the date on which the Board of Directors adopts a resolution granting an option shall be considered the date on which such option is granted, provided the participant to whom the option is granted is promptly notified of the grant and an option agreement is duly executed as of the date of the resolution. The price so determined shall also be applicable in connection with the exercise of any related right or limited right.


6. Term of Options, Units and Rights

   The term of each incentive stock option granted under the 2000 Plan shall not be more than 10 (or, in the case of a "10 percent shareholder," as defined in Code section 422, 5) years from the date of grant, as the Board of Directors shall determine, subject to earlier termination as provided in paragraphs 12 and
13. The term of each non-qualified stock option as well as each restricted unit, right or limited right granted under the 2000 Plan shall be such period of time as the Board of Directors shall determine, subject to earlier termination as provided in paragraphs 12 and 13.


7. Exercise of Options; Loans

  (a) Subject to the provisions of the 2000 Plan and unless otherwise provided in the option agreement, an option granted under the 2000 Plan shall become 100% vested at the earliest of the participant's normal retirement date, the participant's death or total disability (as defined in paragraph 13) or over a five (5) year period commencing with the date of grant at the rate of twenty percent (20%) per year. In its sole discretion, the Board of Directors may, in any case or cases, prescribe different installments. The Board of Directors may also, in its sole discretion, accelerate any option at any time or, in any option agreement, provide for the acceleration of the exercisability of any option based on the occurrence of any event or satisfaction of any condition prescribed by the Board of Directors in its sole discretion.

  (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable.

  (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check or other instrument acceptable to the Company, or, with the consent of the Board of Directors, in shares of the Common Stock, valued at the Fair Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Board of Directors and subject to such terms and conditions as it may determine) by surrender of outstanding awards under the 2000 Plan. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Board of Directors may permit such amount to be paid in shares of Common Stock previously owned by the participant, or a portion of the shares of Common Stock that otherwise would be distributed to such participant upon exercise of the option, or a combination of cash and shares of such Common Stock.

  (d) Except as provided in paragraphs 12 and 13, no option which is an incentive stock option may be exercised at any time unless the holder thereof is then an employee of the Company, one of its subsidiaries. For this purpose, "subsidiary' shall include, as under Treasury Regulations Section 1.421-7(h)(3) and (4), Example (3), any corporation that is a subsidiary of the Company during the entire portion of the requisite period of employment during which it is the employer of the holder.

  (e) The Board of Directors, in its sole discretion, may elect, in lieu of delivering all or a portion of the shares of Common Stock as to which an option has been exercised, if the Fair Market Value of the Common Stock exceeds the exercise price of the option (i) to pay the participant in cash or in shares of Common Stock, or a combination of cash and Common Stock, an amount equal to the excess of (A) the Fair Market Value on the exercise date of the shares of Common Stock as to which such option has been exercised, or if there were no sales on such date, on the next preceding day on which there were sales over (B) the option price, or (ii) in the case of an option which is a non-qualified option, to defer payment and to credit the amount of such excess on the Company's books for the account of the optionee and either (a) to treat the amount in such account as if it had been invested in the manner from time to time determined by the Board of Directors, with dividends or other income thereon being deemed to have been so reinvested or (b) for the Company's convenience, to contribute the amount credited to such account to a trust, which may be revocable by the Company, for investment in the manner from time to time determined by the Board of Directors and set forth in the instrument creating such trust. The Board of Director's election pursuant to this subparagraph shall be made by giving written notice of such election to the participant (or other person exercising the option). Shares of Common Stock paid pursuant to this subparagraph will be valued at the Fair Market Value on the exercise date, or if there were no sales on such date, on the next preceding day on which there were sales.

   (f) Subject to any terms and conditions that the Board of Directors may determine in respect of the exercise of options involving the surrender of outstanding awards, upon, but not until, the exercise of an option or portion thereof in accordance with (i) the 2000 Plan, (ii) the option agreement and
(iii) such rules and regulations as may be established by the Board of Directors, the holder thereof shall have the rights of a shareholder with respect to the shares issued as a result of such exercise.

   (g) The Company may make loans to such option holders as the Board of Directors, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the 2000 Plan; provided, however, that the Board of Directors shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board of Directors shall determine not inconsistent with the 2000 Plan. Such loans shall bear interest at such rates as the Board of Directors shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Board of Directors. When a loan shall have been made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.


8. Award and Exercise of Rights

   (a) A right may be awarded by the Board of Directors in connection with any option granted under the 2000 Plan (a "tandem right"), either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option. A right may also be awarded separately (a 'free-standing right"). Each tandem right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable.

  The term of each freestanding right granted under the 2000 Plan shall be such period of time as the Board of Directors shall determine. Subject to the provisions of the 2000 Plan and unless otherwise provided in the agreement covering a freestanding right granted under the 2000 Plan, such right shall become 100% vested at the earliest of the participant's normal retirement date, the participant's death or total disability (as defined in paragraph 13) or such period of time from the date of grant as the Board of Directors shall determine. Prior to becoming 100% vested, each freestanding right shall become exercisable at such time and in such manner as the Board of Directors shall determine. The Board of Directors may also, in its sole discretion, accelerate the exercisability of any freestanding right at any time and provide, in the agreement covering a freestanding right, that the right shall become immediately exercisable based on the occurrence of any event or satisfaction of any condition prescribed by the Board of Directors in its sole discretion.

  (b) A right shall entitle the participant upon exercise in accordance with its terms (subject, in the case of a tandem right, to the surrender of the unexercised portion of the related option or any portion or portions thereof which the participant from time to time determines to surrender for this purpose) to receive, subject to the provisions of the 2000 Plan and such rules and regulations as from time to time may be established by the Board of Directors, a payment having an aggregate value equal to (A) the excess of the fair market value on the exercise date of one share over the option price per share, in the case of a tandem right, or the price per share specified in the terms of the right, in the case of a freestanding right, times (B) the number of shares with respect to which the right shall have been exercised. The payment shall be made in the form of all cash, all shares of Common Stock, or a combination thereof, as elected by the participant; provided, that the Board of Directors shall have sole discretion to consent to or disapprove the election of a participant to receive all or part of a payment in cash (which consent or disapproval may be given at any time after the election to which it relates). The price per share specified in a freestanding right shall be determined by the Board of Directors but in no event shall be less than the average of the daily closing price for the Common Stock as reported on the Nasdaq NMS during a period determined by the Board of Directors in its sole discretion that shall consist of any day on which shares of Common Stock are traded on the Nasdaq NMS (a "Trading Day") or any number of consecutive Trading Days, not exceeding 30, during the period of 30 Trading Days ending on the Trading Day immediately preceding the date the right is granted, provided that, in the absence of a different determination by the Board of Directors, the price per share shall be determined on the basis of a period consisting of 30 Trading Days. Such price shall be subject to adjustment as provided in paragraph 15. The Board of Directors shall determine the date on which a freestanding right is granted. In the absence of such determination, the date on which the Board of Directors adopts a resolution granting such right shall be considered the date of grant, provided the participant is promptly notified of the grant and an agreement is duly executed as of the date of the resolution.

  If upon exercise of a right the participant is to receive all or a portion of the payment in shares of Common Stock, the number of shares received shall be determined by dividing such portion by the fair market value of a share on the exercise date. The number of shares received may not exceed the number of shares covered by any option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

  No payment will be required from the participant upon exercise of a right, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Board of Directors may permit such amount to be paid in shares of Common Stock previously owned by the participant, or a portion of the shares of Common Stock that otherwise would be distributed to such participant upon exercise of the right, or a combination of cash and shares of such Common Stock.

  (c) For purposes of this paragraph 8, the fair market value of a share on any particular date shall mean the Fair Market Value of such share on such date, or if there are no sales on such date, on the next preceding day on which there were sales; provided that, in the case of rights that relate to an incentive stock option, not in excess of the maximum amount that would be permissible under Section 422 of the Code and the Treasury Regulations thereunder without disqualifying such option as an incentive stock option under Section 422.

  (d) Upon exercise of a tandem right, the number of shares subject to exercise under the related option shall automatically be reduced by the number of shares represented by the option or portion thereof surrendered.

  (e) A right related to an incentive stock option may only be exercised if the fair market value of a share of Common Stock on the exercise date exceeds the option price.

  (f) Whether payments to participants upon exercise of tandem rights related to non-qualified options or of freestanding rights are made in cash, shares of Common Stock or a combination thereof, the Board of Directors shall have sole discretion as to timing of the payments, whether in one lump sum or in annual installments or otherwise deferred, which deferred payments may in the Board of Directors' sole discretion (i) bear amounts equivalent to interest or cash dividends, (ii) be treated as invested in the manner from time to time determined by the Board of Directors, with dividends or other income thereon being deemed to have been so reinvested, or (iii) for the convenience of the Company, contributed to a trust, which may be revocable by the Company or subject to the claims of its creditors, for investment in the manner from time to time determined by the Board of Directors and set forth in the instrument creating such trust, all as the Board of Directors shall determine.

  (g) If a freestanding right is not exercised, or neither a tandem right nor the related option is exercised, before the end of the day on which the right ceases to be exercisable and the fair market value of a share on such date exceeds (i) the option price per share in the case of a tandem right or (ii) the price per share specified in the terms of the right in the case of a freestanding right, such right shall be deemed exercised and a payment in the amount prescribed by subparagraph 8(b), less any applicable taxes, shall be paid to the participant in cash.

9. Award and Exercise of Limited Rights

  (a) A limited right may be awarded by the Board of Directors in connection with any option granted under the 2000 Plan with respect to all or some of the shares of Common Stock covered by such related option. A limited right may be granted either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option. A limited right may be granted to a participant irrespective of whether such participant is being granted or has been granted a right under paragraph 8 hereof. A limited right may be exercised only during the ninety-day period beginning on the occurrence of an event or condition prescribed by the Board of Directors. In addition, each limited right shall be exercisable only if, and to the extent that, the related option is exercisable and, in the case of a limited right granted in respect of an incentive stock option, only when the fair market value per share of the Common Stock exceeds the option price per share. Upon exercise of a limited right, such related option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised. Upon the exercise or termination of a related option, the limited right with respect to such related option shall terminate to the extent of the shares of Common Stock with respect to which the related option was exercised or terminated.

  (b) Upon the exercise of limited rights, the holder thereof shall receive in cash an amount determined in the same manner as for a right granted under paragraph 8.

  (c) Notwithstanding any other provision of the 2000 Plan, tandem rights granted pursuant to paragraph 8 may not be exercised to the extent that any limited rights granted with respect to the same option are then exercisable. Upon exercise of the limited right, the number of shares subject to exercise under the related option, and the number of tandem rights related thereto, shall automatically be reduced by the number of shares and rights represented by the limited right exercised.


10. Non-Transferability of Options and Rights

  Options, rights and limited rights granted under the 2000 Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Options, rights and limited rights may be exercised during the lifetime of the participant only by the participant or by the participant's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).


11. Award and Delivery of Restricted Shares or Restricted Units

  (a) At the time an award of restricted shares or restricted units is made, the Board of Directors shall establish a period of time (the 'Restricted Period") applicable to such award. Each award of restricted shares or restricted units may have a different Restricted Period. The Board of Directors may, in its sole discretion, accelerate the Restricted Period or, at the time an award is made,
(i) prescribe conditions for the incremental lapse of restrictions during the Restricted Period or (ii) provide for the lapse or termination of restrictions upon the satisfaction of any condition or the occurrence of any event prescribed by the Board of Directors in its sole discretion. The Board of Directors may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares or restricted units. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon death or total disability (as defined in paragraph 13).

  (b) Upon the grant of an award of restricted shares, a stock certificate representing a number of shares of Common Stock equal to the number of restricted shares granted to a participant shall be registered in the participant's name but shall be held in custody by the Company for the participant's account. The participant shall generally have the rights and privileges of a shareholder as to such restricted shares, including the right to vote such restricted shares, except that, subject to the provisions of paragraph 12, the following restrictions shall apply: (i) the participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors; (ii) none of the restricted shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Board of Directors; and (iii) all of the restricted shares shall be forfeited and all rights of the participant to such restricted shares shall terminate without further obligation on the part of the Company unless the participant has remained an employee of or, in the case of a non-employee participant, continues to perform services for the Company or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such restricted shares. At the discretion of the Board of Directors, cash and stock dividends with respect to the restricted shares may be either currently paid or withheld by the Company for the participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors. Cash or stock dividends so withheld by the Board of Directors shall not be subject to forfeiture. Upon the forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Company without further action by the participant. The participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 15.

  (c) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors or at such earlier time as provided for in paragraph 12, the restrictions applicable to the restricted shares shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the participant or the participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse or next preceding day on which sales are traded) of such fractional share to the participant or the participant's beneficiary or estate, as the case may be. No payment will be required from the participant upon the issuance or delivery of any restricted shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Board of Directors may permit such amount to be paid in (i) shares of Common Stock previously owned by the participant, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such participant upon the lapse of the restrictions applicable to the restricted shares, or (iii) a combination of cash and shares of such Common Stock; provided, however, that the Board of Directors shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

  (d) In the case of an award of restricted units, no shares of Common Stock shall be issued at the time the award is made, and the Company shall not be required to set aside a fund for the payment of any such awards. The participant will have no rights as a shareholder of the Company with respect to restricted units.

  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors or at such earlier time as provided for in paragraph 12, the Company shall deliver to the participant or the participant's beneficiary or estate, as the case may be, one share of Common Stock for each restricted unit with respect to which the restrictions have lapsed ('vested unit"), and cash equal to any Dividend Equivalents credited with respect to each such vested unit and any interest thereon; provided, however, that the Board of Directors may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for vested units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit, or if there are no sales on such date, on the next preceding day on which there were sales. No payment will be required from the participant upon the award of any restricted units, the crediting or payment of any Dividend Equivalents, or the delivery of Common Stock or the payment of cash in respect of vested units, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due. The Board of Directors may permit such amount to be paid in (i) shares of Common Stock previously owned by the participant, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such participant in respect of vested units, or (iii) a combination of cash and shares of such Common Stock; provided, however, that the Board of Directors shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

  (e) The restricted unit award agreement may permit a participant to request that the payment of vested units (and Dividend Equivalents and the interest thereon with respect to such vested units) be deferred beyond the payment date specified in the agreement. The Board of Directors shall, in its sole discretion, determine whether to permit such deferral and to specify the terms and conditions, which are not inconsistent with the 2000 Plan, to be contained in the agreement. In the event of such deferral, the Board of Directors may determine that interest shall be credited annually on the Dividend Equivalents, at a rate to be determined by the Board of Directors. The Board of Directors may also determine to compound such interest.


12. Termination of Employment

  (a) If the employment of an employee to whom an option, right or limited right has been granted under the 2000 Plan shall be involuntarily terminated, then except as set forth in paragraph 13, such option, right or limited right may, subject to the provisions of the 2000 Plan, be exercised (to the extent that the employee was entitled to do so at such involuntary termination of his employment) at any time within three months after such involuntary termination, provided, however, that any option, right or limited right held by an employee whose employment is terminated for cause, as determined by the Board of Directors in its sole discretion, shall forthwith terminate. If the employment of an employee to whom an option, right or limited right has been granted under the 2000 Plan shall terminate for any other reason, then, except as provided in paragraph 13, such option, right or limited right will immediately terminate; provided, however, that in the case of an employee whose termination results from retirement from active employment at or after age 65, such options, rights and limited rights may be exercised within one year after such termination, but in no case later than the date on which the option, right or limited right terminates.

  (b) Unless otherwise determined by the Board of Directors, if an employee to whom restricted shares or restricted units have been granted ceases to be an employee of the Company or of a subsidiary prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors for any reason other than death or total disability (as defined in paragraph 13), the employee shall immediately forfeit all restricted shares and restricted units as to which the Restricted Period has not then lapsed. If such employee ceases employment with the Company due to such employee's death or total disability (as defined in paragraph 13), then all restrictions relating to the restricted shares or restricted units shall immediately terminate.

  (c) Awards granted under the 2000 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Company or any of its subsidiaries. Any option, right, limited right, restricted share or restricted unit agreement, or any rules and regulations relating to the 2000 Plan, may contain such provisions as the Board of Directors shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 2000 Plan or in any award granted pursuant to the 2000 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

  (d) Notwithstanding anything else in the 2000 Plan to the contrary, if the company employing an individual to whom an option, right, limited right, restricted unit or restricted share has been granted under the 2000 Plan ceases to be a subsidiary of the Company, then the Board of Directors may provide that service with such employer or its direct or indirect subsidiaries in any capacity shall be considered employment with the Company for purposes of the 2000 Plan.


13. Death or Total Disability of Employee

  If an employee to whom an option, right or limited right has been granted under the 2000 Plan shall die or suffer a "total disability" while employed by the Company, one of its subsidiaries, such option, right or limited right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total disability), as set forth herein or in option agreement (subject to the restrictions set forth in paragraphs 8 and 9 with respect to persons subject to Section 16(b) of the Exchange Act) by the employee, the legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one year after the date of the employee's death or total disability, but in no case later than the date on which the option, right or limited right terminates. For purposes hereof, "total disability" is defined as a condition which permits the employee to receive full benefits under the Company's long term disability plan. If employee is not eligible to participate in such plan or no such plan is then maintained, "total disability" means any physical or mental condition which renders the employee unable to perform his or her duties to the satisfaction of the Board of Directors and which condition may be expected to continue for more than six months in the opinion of a physician selected by the Board of Directors.

14. Awards to Non-employees

  Any non-employee of the Company who receives an award under the 2000 Plan shall be subject to such constraints with respect to exercisability of awards and forfeiture of awards as the Board of Directors, in its sole discretion, may prescribe.


15. Adjustment upon Changes in Capitalization, etc.

  Notwithstanding any other provision of the 2000 Plan, the Board of Directors may at any time make or provide for such adjustments to the 2000 Plan, to the number and class of shares available thereunder or to any outstanding options, rights, restricted shares or restricted units as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding options, rights, limited rights and restricted units, including in the Board of Directors' discretion revision of outstanding options, rights, limited rights and restricted units so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. No adjustment shall be made in respect of an incentive stock option if such adjustment would disqualify such option as an incentive stock option under
Section 422 of the Code and the Treasury Regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options, rights, limited rights or restricted units shall be eliminated.


16. Effective Date

  The 2000 Plan shall be effective as of May 11, 2000 or such later date on which the 2000 Plan is approved by the stockholders of the Company. The Board of Directors may, in its discretion, grant awards under the 2000 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective, (ii) to the extent such awards provide for the delivery of shares of Common Stock of the Company, such shares shall have been listed on the Nasdaq NMS, subject to notice of issuance, and (iii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over awards granted under the 2000 Plan shall be obtained.

17. Termination and Amendment

  The Board of Directors of the Company may suspend, terminate, modify or amend the 2000 Plan, provided that any amendment that would increase the aggregate number of shares that may be issued under the 2000 Plan, materially increase the benefits accruing to participants under the 2000 Plan, or materially modify the requirements as to eligibility for participation in the 2000 Plan shall be subject to the approval of the Company's shareholders to the extent required by Rule 16b-3, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized by paragraph 15 does not require such approval. If the 2000 Plan is terminated, the terms of the 2000 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 2000 Plan may, without the consent of the participant to whom an award shall theretofore have been granted, adversely affect the rights of such participant under such award.

18. Written Agreements

  Each award of options, rights, limited rights, restricted shares or restricted units shall be evidenced by a written agreement, executed by the participant and the Company, which shall contain such restrictions, terms and conditions as the Board of Directors may require.


19. Effect on Other Stock Plans

  The adoption of the 2000 Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees or non-employees of the Company, its subsidiaries, or any predecessors or successors thereto.



                                   /s/ Richard W. Talarico
                                   -----------------------
                                   Richard W. Talarico
                                   Chairman of the Board

                                   /s/ Brian K. Blair
                                   ------------------
                                   Brian K. Blair
                                   Director

                                   /s/ Anthony L. Bucci
                                   --------------------
                                   Anthony L. Bucci
                                   Director

                                   /s/ William C. Kavan
                                   --------------------
                                   William C. Kavan
                                   Director

                                   /s/ James S. Kelly, Jr.
                                   -----------------------
                                   James S. Kelly, Jr.
                                   Director

                                   /s/ Anthony C. Vickers
                                   ----------------------
                                   Anthony C. Vickers
                                   Director

PROXY                           ALLIN CORPORATION                          PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  Dean C. Praskach and Timothy P. O'Shea, or either of them, each with power of substitution, are hereby authorized to vote all stock of Allin Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Allin Corporation to be held on Thursday, May 11, 2000, and at any postponements or adjournments thereof as follows:

1. Election of Directors:

   FOR all nominees listed below   [_]       WITHHOLD AUTHORITY to    [_]
   (except as marked to the contrary below)  vote for all nominees listed below

 Nominees: Richard W. Talarico, Brian K. Blair, Anthony L. Bucci, William C.
       Kavan, James S. Kelly, Jr. and Anthony C. Vickers

        A vote FOR all nominees is recommended by the Board of Directors

Instructions: To withhold authority for an individual nominee, draw a line through his name.

2. Approve the 2000 Stock Plan of Allin Corporation

         FOR   [_]                  AGAINST   [_]           ABSTAIN   [_]

              A vote FOR is recommended by the Board of Directors

3. Ratification of appointment of Independent Public
   Accountants.

        FOR   [_]                  AGAINST   [_]            ABSTAIN   [_]

              A vote FOR is recommended by the Board of Directors

                            CONTINUED ON OTHER SIDE

                           CONTINUED FROM OTHER SIDE

4. In their discretion, on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

                              Please sign this proxy exactly as your name appears below. When shares are held in joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or in another representative capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                              Date                                      , 2000
                                  -------------------------------------

                              -------------------------------------------------
                                                   Signature

                              -------------------------------------------------
                                          (Signature, if held jointly)


         Please Mark, Sign, Date, and Return this Proxy Card Promptly
                         Using the Enclosed Envelope.